                                                                     EXHIBIT 4.5




                      HORNBECK-LEEVAC MARINE SERVICES, INC.

                                       AND

                           THE GUARANTORS PARTY HERETO






                                  $175,000,000

                     10 5/8% SERIES A SENIOR NOTES DUE 2008





                          REGISTRATION RIGHTS AGREEMENT

                            DATED AS OF JULY 24, 2001




                       RBC DOMINION SECURITIES CORPORATION
               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

         This Registration Rights Agreement (this "Agreement") is made and entered into as of July 24, 2001 by and among HORNBECK-LEEVAC Marine Services, Inc., a Delaware corporation (the "Company"), each subsidiary of the Company named on the signature pages of this Agreement (each a "Guarantor" and, collectively, the "Guarantors"), and RBC Dominion Securities Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated (each an "Initial Purchaser" and, collectively, the "Initial Purchasers"), who have agreed to purchase $175,000,000 aggregate principal amount of the Company's 10 5/8% Series A Senior Notes due 2008 (the "Series A Notes") pursuant to the Purchase Agreement (as defined below).

         This Agreement is made pursuant to the Purchase Agreement, dated July 19, 2001 (the "Purchase Agreement"), by and among the Company, the Guarantors and the Initial Purchasers. In order to induce the Initial Purchasers to purchase the Series A Notes, the Company and the Guarantors have agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 7 of the Purchase Agreement. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Indenture (as defined below).

         The parties hereby agree as follows:

                                   SECTION 1.
                                   DEFINITIONS

         As used in this Agreement, the following capitalized terms shall have the following meanings:

                  Act: The Securities Act of 1933, as amended.

                  Advice: As defined in Section 6(d).

                  Affiliate: As defined in Rule 144 promulgated under the Act.

                  Agreement: As defined in the preamble hereto.

                  Broker-Dealer: Any broker or dealer registered under the Exchange Act.

                  Closing Date: The date hereof.

                  Commission: The Securities and Exchange Commission.

                  Company: As defined in the preamble hereto.

                  Consummate: The Exchange Offer shall be deemed "Consummated" for purposes of this Agreement upon the occurrence of (i) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the Series B Notes to be issued in the Exchange Offer, (ii) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b) hereof, and (iii) the delivery by the Company to the exchange agent for the Holders of Series B Notes in the same aggregate principal amount as the aggregate principal amount of Series A Notes that were validly tendered and not withdrawn by Holders thereof pursuant to the Exchange Offer.

                  Damages Payment Date: With respect to the Series A Notes, each Interest Payment Date.

                  Effectiveness Target Date: As defined in Section 5.

                  Exchange Act: The Securities Exchange Act of 1934, as amended.

                  Exchange Offer: The registration by the Company under the Act of the Series B Notes pursuant to a Registration Statement pursuant to which the Company offers the Holders of all outstanding Transfer Restricted Securities the opportunity to exchange all such outstanding Transfer Restricted Securities held by such Holders for Series B Notes in an aggregate principal amount equal to the aggregate principal amount of the Transfer Restricted Securities validly tendered and not withdrawn in such exchange offer by such Holders.

                  Exchange Offer Registration Statement: The Registration Statement relating to the Exchange Offer, including the related Prospectus.

                  Exempt Resales: The transactions in which the Initial Purchasers propose to sell the Series A Notes (i) to certain "qualified institutional buyers," as such term is defined in Rule 144A under the Act and (ii) outside the United States to certain non-U.S. Persons pursuant to the requirements of Rule 903 under the Act.

                  Guarantor: As defined in the preamble hereto.

                  Holders: As defined in Section 2(b) hereof.

                  Indemnified Holder: As defined in Section 8(a) hereof.

                  Indenture: The Indenture, dated as of even date herewith, between the Company and Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee"), pursuant to which the Notes are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

                  Initial Purchaser and Initial Purchasers: As defined in the preamble hereto.

                  Interest Payment Date: Each February 1 and August 1, beginning with February 1, 2002.

                      HORNBECK-LEEVAC MARINE SERVICES, INC.
                     10 5/8% SERIES A SENIOR NOTES DUE 2008
                         REGISTRATION RIGHTS AGREEMENT

                  NASD: The National Association of Securities Dealers, Inc.

                  Notes: The Series A Notes and the Series B Notes.

                  Prospectus: The prospectus included in a Registration Statement at the time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

                  Purchase Agreement: As defined in the preamble hereto.

                  Record Holder: With respect to any Damages Payment Date relating to Notes, each Person who is a Holder of Notes on the record date with respect to the Interest Payment Date on which such Damages Payment Date shall occur.

                  Registration Default: As defined in Section 5 hereof.

                  Registration Statement: Any registration statement of the Company relating to (a) an offering of Series B Notes and the Subsidiary Guarantees, if any, pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, in each case, which is filed pursuant to the provisions of this Agreement and including the related Prospectus.

                  Series A Notes: As defined in the Preamble hereof.

                  Series B Notes: The Company's 10 5/8% Series B Senior Notes due 2008 to be issued pursuant to the Indenture (a) in the Exchange Offer and (b) as contemplated by Section 6(c)(xii) hereof.

                  Shelf Filing Deadline: As defined in Section 4(a) hereof.

                  Shelf Registration Statement: As defined in Section 4(a) hereof.

                  Subsidiary Guarantees: The joint and several guarantees of the Company's payment obligations under the Notes by the Guarantors to the extent required by the terms of the Indenture.

                  TIA: The Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as in effect on the date of the Indenture.

                  Transfer Restricted Securities: Each (a) Series A Note until
         (i) the date on which such Series A Note has been exchanged by a Person other than a Broker-Dealer for a Series B Note in the Exchange Offer,
         (ii) the date on which such Series A Note has been effectively registered under the Act and disposed of in accordance with the Shelf Registration Statement and the purchasers thereof have been issued Series B Notes or

                      HORNBECK-LEEVAC MARINE SERVICES, INC.
                     10 5/8% SERIES A SENIOR NOTES DUE 2008
                         REGISTRATION RIGHTS AGREEMENT

         (iii) the date on which such Series A Note is distributed to the public pursuant to Rule 144 under the Act or may be distributed to the public pursuant to Rule 144(k) under the Act and (b) Series B Note acquired by a Broker-Dealer in the Exchange Offer in exchange for a Series A Note that such Broker-Dealer acquired for its own account as a result of market-making activities or other trading activities (other than Series A Notes acquired directly from the Company or any of its Affiliates) until the date on which such Series B Note is sold pursuant to the "Plan of Distribution" contemplated in the Exchange Offer Registration Statement to a purchaser who receives from such Broker-Dealer on or prior to the date of such sale a copy of the Prospectus contained in the Exchange Offer Registration Statement.

                  Underwritten Registration or Underwritten Offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

                                   SECTION 2.
                      SECURITIES SUBJECT TO THIS AGREEMENT

         (a) Transfer Restricted Securities. The securities entitled to the benefits of this Agreement are the Transfer Restricted Securities.

         (b) Holders of Transfer Restricted Securities. A Person is deemed to be a holder of Transfer Restricted Securities (each, a "Holder") whenever such Person owns Transfer Restricted Securities of record.

                                   SECTION 3.
                            REGISTERED EXCHANGE OFFER

         (a) Unless the Exchange Offer shall not be permissible under applicable law or Commission policy (after the procedures set forth in Section 6(a) below have been complied with), the Company and the Guarantors shall (i) cause to be filed with the Commission on or before the 60th day after the Closing Date, a Registration Statement under the Act relating to the Series B Notes, the Subsidiary Guarantees and the Exchange Offer, (ii) use their reasonable best efforts to cause such Registration Statement to become effective on or before the 150th day after the Closing Date, (iii) in connection with the foregoing, file (A) all pre-effective amendments to such Registration Statement as may be necessary in order to cause such Registration Statement to become effective, (B) if applicable, a post-effective amendment to such Registration Statement pursuant to Rule 430A under the Act and (C) subject to the proviso in Section 6(c)(xi) hereof, cause all necessary filings in connection with the registration and qualification of the Series B Notes and the Subsidiary Guarantees to be made under the Blue Sky laws of such jurisdictions as are necessary to permit the Exchange Offer to be Consummated, and (iv) upon the effectiveness of such Registration Statement, commence, and within the time periods contemplated by
Section 3(b) hereof Consummate, the Exchange Offer. The Exchange Offer Registration Statement shall be on the appropriate form under the Act permitting registration of the Series B Notes to be offered in exchange for the Series A Notes that are Transfer Restricted Securities and permitting resales of the Series B Notes held by Broker-Dealers that tendered into the Exchange

                      HORNBECK-LEEVAC MARINE SERVICES, INC.
                     10 5/8% SERIES A SENIOR NOTES DUE 2008
                         REGISTRATION RIGHTS AGREEMENT

Offer Series A Notes that such Broker-Dealers acquired for their own account as a result of market-making activities or other trading activities (other than Series A Notes acquired directly from the Company or any of its Affiliates) as contemplated by Section 3(c) below.

         (b) The Company and the Guarantors shall cause the Exchange Offer Registration Statement to be effective continuously for a period of 180 days from the date on which the Exchange Offer Registration Statement is declared effective and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 Business Days. The Company and the Guarantors shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Series B Notes and the Subsidiary Guarantees shall be included in the Exchange Offer Registration Statement. The Company and the Guarantors shall use their reasonable best efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in any event on or prior to the 180th day after the Closing Date.

         (c) The Company and the Guarantors shall indicate in a "Plan of Distribution" section contained in the Exchange Offer Registration Statement that any Broker-Dealer who holds Series A Notes that are Transfer Restricted Securities and that were acquired for its own account as a result of market-making activities or other trading activities (other than Series A Notes acquired directly from the Company or any of its Affiliates) may exchange such Series A Notes pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Act and must, therefore, deliver a prospectus meeting the requirements of the Act in connection with its initial sale of the Series B Notes received by such Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such "Plan of Distribution" section shall also contain all other information with respect to such resales by such Broker-Dealers that the Commission may require in order to permit such resales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Transfer Restricted Securities held by any such Broker-Dealer except to the extent required by the Commission as a result of a change in policy after the date of this Agreement.

                  The Company and the Guarantors shall use their reasonable best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by and subject to the provisions of Sections 6(a) and 6(c) below to the extent necessary to ensure that the related Prospectus is available for resales of Series B Notes that are Transfer Restricted Securities acquired by Broker-Dealers, and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of 180 days from the date that the Exchange Offer Registration Statement is declared effective or such shorter period as will terminate when no Transfer Restricted Securities covered by such Registration Statement are outstanding.

                      HORNBECK-LEEVAC MARINE SERVICES, INC.
                     10 5/8% SERIES A SENIOR NOTES DUE 2008
                         REGISTRATION RIGHTS AGREEMENT

                  The Company and the Guarantors shall provide sufficient copies of the latest version of such Prospectus to Broker-Dealers promptly upon request at any time during such period in order to facilitate such resales.

                                   SECTION 4.
                               SHELF REGISTRATION

         (a) Shelf Registration. If (i) the Company and the Guarantors are not required to file an Exchange Offer Registration Statement or permitted to Consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy (after the procedures set forth in Section 6(a) below have been complied with) or (ii) any Holder of Transfer Restricted Securities notifies the Company in writing prior to the 20th day following the Consummation of the Exchange Offer that (A) such Holder is prohibited by applicable law or Commission policy from participating in the Exchange Offer, or
(B) such Holder may not resell the Series B Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and the Prospectus contained in the Exchange Offer Registration Statement is not available for such resales by such Holder, then the Company and the Guarantors shall:

                  (x) cause to be filed a shelf registration statement pursuant to Rule 415 under the Act, which may be an amendment to the Exchange Offer Registration Statement (in either event, the "Shelf Registration Statement") relating to all Transfer Restricted Securities in the case of Section 4(a)(i) or the Transfer Restricted Securities specified in any notice in the case of Section 4(a)(ii) on or prior to the earlier to occur of (1) the 60th day after the date on which the Company determines that it is not required to file the Exchange Offer Registration Statement as a result of Section 4(a)(i) hereof and (2) the 60th day after the date on which the Company receives notice from a Holder of Transfer Restricted Securities as contemplated by Section 4(a)(ii) above (such earlier date being the "Shelf Filing Deadline"), which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to Section 4(b) hereof; and

                  (y) use their reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the Commission on or before the 150th day after the Shelf Filing Deadline.

The Company and the Guarantors shall use their reasonable best efforts to keep such Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for resales of Transfer Restricted Securities by the Holders thereof entitled to the benefit of this
Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, until the earlier of (a) two years following the Closing Date and (b) such earlier date when no Transfer Restricted Securities covered by such Shelf Registration Statement remain outstanding.

                      HORNBECK-LEEVAC MARINE SERVICES, INC.
                     10 5/8% SERIES A SENIOR NOTES DUE 2008
                         REGISTRATION RIGHTS AGREEMENT

         Holders of Transfer Restricted Securities that do not give the written notice within the 20 Business Day period set forth in Section 4(a) hereof, if required to be given, will no longer have any registration rights pursuant to this Section 4 and will not be entitled to any Liquidated Damages pursuant to
Section 5 hereof in respect of the Company's obligations with respect to the Shelf Registration Statement.

         (b) Provision by Holders of Certain Information in Connection with the Shelf Registration Statement. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 10 Business Days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Securities shall be entitled to Liquidated Damages pursuant to Section 5 hereof if such Holder shall have failed to provide all such reasonably requested information within such period. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

                                   SECTION 5.
                               LIQUIDATED DAMAGES

         If (i) any of the Registration Statements required by this Agreement to be filed is not filed with the Commission on or prior to the date specified for such filing in this Agreement, (ii) any of such Registration Statements has not been declared effective by the Commission on or prior to the date specified for such effectiveness in this Agreement (the "Effectiveness Target Date"), whether or not the Company and the Guarantors have breached any obligations to use their reasonable best efforts to cause any such Registration Statement to be declared effective, (iii) the Exchange Offer has not been Consummated within 180 days of the Closing Date or (iv) except as permitted by Section 6(c)(i) hereof, any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded within 10 Business Days by a post-effective amendment to such Registration Statement that cures such failure and that is itself declared effective within 10 Business Days of the date of filing of such post-effective amendment (each such event referred to in clauses
(i) through (iv), a "Registration Default"), the Company and the Guarantors hereby jointly and severally agree to pay liquidated damages to each Holder of Transfer Restricted Securities in an amount equal to $.10 per week per $1,000 principal amount of Transfer Restricted Securities held by such Holder for each week or portion thereof that the Registration Default continues with respect to the first 90-day period immediately following the occurrence of such Registration Default. The amount of the liquidated damages shall increase by an additional $.10 per week per $1,000 principal amount of Transfer Restricted Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of liquidated damages of $.40 per week per $1,000 principal amount of Transfer Restricted Securities, provided that the Company and the Guarantors shall in no event be required to pay liquidated damages for more than one Registration Default at any given time.

                      HORNBECK-LEEVAC MARINE SERVICES, INC.
                     10 5/8% SERIES A SENIOR NOTES DUE 2008
                         REGISTRATION RIGHTS AGREEMENT

All accrued liquidated damages shall be paid to Record Holders on each Damages Payment Date following the accrual thereof, in the same manner as provided in the Indenture and the Notes for the payment of interest on the Notes. Following the cure of all Registration Defaults relating to any particular Transfer Restricted Securities, the accrual of liquidated damages with respect to such Transfer Restricted Securities shall cease.

         All obligations of the Company and the Guarantors set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such security shall have been satisfied in full.

                                   SECTION 6.
                             REGISTRATION PROCEDURES

         (a) Exchange Offer Registration Statement. In connection with the Exchange Offer, the Company and the Guarantors shall comply with all of the applicable provisions of Section 6(c) below, shall use their reasonable best efforts to effect such exchange and to permit the sale of Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and shall comply with all of the following provisions:

                  (i) If in the reasonable opinion of counsel to the Company there is a question as to whether the Exchange Offer is permitted by applicable law, the Company and the Guarantors hereby agree to seek a no-action letter or other favorable decision from the Commission allowing the Company and the Guarantors to Consummate the Exchange Offer for such Transfer Restricted Securities and to permit the resale of Series B Notes by Broker-Dealers that tendered in the Exchange Offer Series A Notes that such Broker-Dealers acquired for their own account as a result of market-making activities or other trading activities (other than Series A Notes acquired directly from the Company or any of its Affiliates). The Company and the Guarantors hereby agree to use their reasonable best efforts to pursue the issuance of such a decision to the Commission staff level but shall not be required to take commercially unreasonable action to effect a change of Commission policy.

                  (ii) As a condition to its participation in the Exchange Offer, each Holder of Transfer Restricted Securities (including, without limitation, any Holder who is a Broker-Dealer) shall furnish, upon the request of the Company, prior to the Consummation of the Exchange Offer, a written representation to the Company (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that, at the time of Consummation of the Exchange Offer, (A) any Series B Notes received by such Holder will be acquired in the ordinary course of its business,
         (B) such Holder will have no arrangement or understanding with any person to participate in distribution of the Series A Notes or the Series B Notes within the meaning of the Act, (C) if the Holder is not a Broker-Dealer or is a Broker-Dealer but will not receive Series B Notes for its own account in exchange for Series A Notes, neither the Holder nor any such other Person is engaged in or intends to participate in a distribution of the

                      HORNBECK-LEEVAC MARINE SERVICES, INC.
                     10 5/8% SERIES A SENIOR NOTES DUE 2008
                         REGISTRATION RIGHTS AGREEMENT

         Series B Notes, and (D) that such Holder is not an Affiliate of the Company. If the Holder is a Broker-Dealer that will receive Series B Notes for its own account in exchange for Series A Notes, it will represent that the Series A Notes to be exchanged for the Series B Notes were acquired by it as a result of market-making activities or other trading activities, and will acknowledge that it will deliver a prospectus meeting the requirements of the Act in connection with any resale of such Series B Notes. It is understood that, by acknowledging that it will deliver, and by delivering, a prospectus meeting the requirements of the Act in connection with any resale of such Series B Notes, the Holder is not admitting that it is an "underwriter" within the meaning of the Act.

                  (iii) Prior to effectiveness of the Exchange Offer Registration Statement, the Company and the Guarantors shall provide a supplemental letter to the Commission (A) stating that the Company and the Guarantors are registering the Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley and Co., Inc. (available June 5, 1991) and, if applicable, any no-action letter obtained pursuant to clause (i) above and (B) including a representation that neither the Company nor any Guarantor has entered into any arrangement or understanding with any Person to distribute the Series B Notes to be received in the Exchange Offer and that, to the best of the Company's information and belief, each Holder participating in the Exchange Offer is acquiring the Series B Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Series B Notes received in the Exchange Offer.

         (b) Shelf Registration Statement. In connection with the Shelf Registration Statement, if required, the Company and the Guarantors shall comply with all the provisions of Section 6(c) below and shall use their reasonable best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof (as indicated in the information furnished to the Company pursuant to Section 4(b) hereof) and, pursuant thereto, the Company and the Guarantors will prepare and file with the Commission in accordance with
Section 4(a) hereof a Shelf Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof within the time periods and otherwise in accordance with the provisions hereof.

         (c) General Provisions. In connection with any Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Registration Statement and the related Prospectus required to permit resales of Notes by Broker-Dealers as contemplated herein), the Company and the Guarantors shall during the periods specified in Sections 3 and 4 hereof, as applicable:

                  (i) use their reasonable best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements (including, if required by the Act or any regulation thereunder, financial statements of the Guarantors) for the period specified in Section 3 or 4 of this Agreement, as applicable; upon the

                      HORNBECK-LEEVAC MARINE SERVICES, INC.
                     10 5/8% SERIES A SENIOR NOTES DUE 2008
                         REGISTRATION RIGHTS AGREEMENT
         occurrence of any event that would cause any such Registration
         Statement or the Prospectus contained therein (A) to contain an untrue statement of material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (B) not to be effective and usable for the resale of Transfer Restricted Securities during the period required by this Agreement, the Company and the Guarantors shall file promptly an appropriate amendment to such Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use their reasonable best efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter; provided, however, if (A) the full Board of Directors of the Company determines in good faith that it is in the best interests of the Company not to disclose the existence of or facts surrounding any proposed or pending material corporate transaction involving the Company or any of its subsidiaries and (B) the Company notifies the Holders, pursuant to Section 6(c)(iii)(D) hereof, within two Business Days after such Board of Directors makes such determination, the Company may allow the Shelf Registration Statement to fail to be effective and usable as a result of such nondisclosure for up to 90 days during the period of effectiveness required by Section 4 hereof, but in no event for a period in excess of 30 consecutive days;

                  (ii) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

                  (iii) except in the case of the Exchange Offer Registration Statement, advise the underwriter(s), if any, and selling Holders promptly and, if requested by any such Person, to confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, and (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any

                      HORNBECK-LEEVAC MARINE SERVICES, INC.
                     10 5/8% SERIES A SENIOR NOTES DUE 2008
                         REGISTRATION RIGHTS AGREEMENT
         document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company and the Guarantors shall use their reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                  (iv) in the case of a Shelf Registration Statement, furnish to each of the selling Holders and each of the underwriter(s), if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (but excluding any documents incorporated by reference as a result of the Company's periodic reporting requirements under the Exchange Act), and neither the Company nor any Guarantors shall file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (excluding all such documents incorporated by reference as a result of the Company's periodic reporting requirements under the Exchange Act) to which a selling Holder of Transfer Restricted Securities covered by such Registration Statement or the underwriter(s), if any, shall reasonably object within five Business Days after the receipt thereof, it being understood that a selling Holder or underwriter, if any, shall be deemed to have reasonably objected to such filing if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains an untrue statement of material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (v) in the case of a Shelf Registration Statement, promptly following the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to the selling Holders and to the underwriter(s), if any, make the Company's representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such selling Holders or underwriter(s), if any, reasonably may request;

                  (vi) in the case of a Shelf Registration Statement, make available at reasonable times for inspection by the selling Holders, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by such selling Holders or any of the underwriter(s), all relevant financial and other records and pertinent corporate documents and properties of the Company and the Guarantors and cause the Company's and the Guarantors' officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement subsequent to the filing thereof and prior to its effectiveness; provided, however, that such persons shall first agree in writing with the Company and/or the Guarantors that any

                      HORNBECK-LEEVAC MARINE SERVICES, INC.
                     10 5/8% SERIES A SENIOR NOTES DUE 2008
                         REGISTRATION RIGHTS AGREEMENT
         information that is reasonably and in good faith designated by the Company and/or the Guarantors as confidential at the time of delivery of such information shall be kept confidential by such persons, unless
         (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information is required by law, (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard such information by such person or (iv) such information becomes available to such person from a source other than the Company and/or the Guarantors and such source is not bound by a confidentiality agreement; and; provided, further, that the foregoing inspection and information gathering shall be coordinated on behalf of the selling Holders, underwriters, or any representative thereof, by one counsel, who shall be Vinson & Elkins L.L.P. or such other counsel as may be chosen by the Holders of a majority in principal amount of Transfer Restricted Securities;

                  (vii) in the case of a Shelf Registration Statement, if requested by any selling Holders or the underwriter(s), if any, promptly incorporate in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

                  (viii) in the case of a Shelf Registration Statement, furnish to each selling Holder and each of the underwriter(s), if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

                  (ix) deliver to each selling Holder and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company and the Guarantors hereby consent, subject to Section 6(d) hereof, to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto; provided that such use of the Prospectus and any amendment or supplement thereto and such offering and sale conforms to the Plan of Distribution set forth in the Prospectus and complies with the terms of this Agreement and all applicable laws and regulations thereunder;

                      HORNBECK-LEEVAC MARINE SERVICES, INC.
                     10 5/8% SERIES A SENIOR NOTES DUE 2008
                         REGISTRATION RIGHTS AGREEMENT

                  (x) in the event of an Underwritten Registration, enter into such customary agreements (including an underwriting agreement), make such customary representations and warranties, deliver such customary documents and certificates, and take all such other customary actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Shelf Registration Statement contemplated by this Agreement, all to such extent as may be reasonably requested by any Holder of Transfer Restricted Securities or underwriter in connection with any sale or resale pursuant to any Shelf Registration Statement contemplated by this Agreement; and, without limiting the generality of the foregoing, the Company and the Guarantors shall:

                           (A) furnish to each underwriter upon the
                  effectiveness of the Shelf Registration Statement:

                                    (1) a certificate, dated the date of
                           effectiveness of the Shelf Registration Statement, signed on behalf of the Company by two senior officers, one of whom must be its chief financial officer, confirming, as of such date, the matters addressed in the officers' certificate delivered pursuant to Section 7 of the Purchase Agreement with respect to the transactions contemplated by the Shelf Registration Statement;

                                    (2) an opinion or opinions, dated the date
                           of effectiveness of the Shelf Registration Statement, of counsel for the Company and the Guarantors covering the matters referred to in Section 7(a) of the Purchase Agreement with respect to the transactions contemplated by the Shelf Registration Statement; and

                                    (3) a customary comfort letter, dated as of
                           the date of effectiveness of the Shelf Registration Statement, from the Company's independent accountants if such comfort letter shall be issuable to the underwriters in accordance with the relevant accounting industry pronouncements, in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with primary underwritten offerings, and substantially in the form of the comfort letters delivered pursuant to Section 7(c) of the Purchase Agreement; and

                           (B) deliver such other documents and certificates as
                  may be reasonably requested by such parties and which are customarily delivered in Underwritten Offerings;

                  (xi) prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders or

                      HORNBECK-LEEVAC MARINE SERVICES, INC.
                     10 5/8% SERIES A SENIOR NOTES DUE 2008
                         REGISTRATION RIGHTS AGREEMENT
         underwriter(s) may reasonably request and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that neither the Company nor the Guarantors shall be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

                  (xii) issue, upon the request of any Holder of Series A Notes covered by the Shelf Registration Statement, Series B Notes, having an aggregate principal amount equal to the aggregate principal amount of Series A Notes being sold by such Holder, such Series B Notes to be registered in the name of the purchaser(s) of such Notes; in return, the Series A Notes held by such Holder shall be surrendered to the Company for cancellation;

                  (xiii) in connection with any sale of Transfer Restricted Securities that will result in such securities no longer being Transfer Restricted Securities, cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of either global or physical certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and, in the case of physical certificates, enable such Transfer Restricted Securities to be in such authorized denominations and registered in such names as the Holders or the underwriter(s), if any, may reasonably request at least two Business Days prior to any sale of Transfer Restricted Securities made by such underwriter(s);

                  (xiv) if any fact or event contemplated by clause (c)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                  (xv) provide a CUSIP number for all Series B Notes not later than the effective date of the Registration Statement and provide the Trustee under the Indenture with one or more global certificates for the Series B Notes that are in a form eligible for deposit with The Depository Trust Company;

                  (xvi) in the case of a Shelf Registration Statement, cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD;

                      HORNBECK-LEEVAC MARINE SERVICES, INC.
                     10 5/8% SERIES A SENIOR NOTES DUE 2008
                         REGISTRATION RIGHTS AGREEMENT

                  (xvii) otherwise use their reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders with regard to any applicable Registration Statement, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 under the Act (which need not be audited) for a twelve-month period commencing after the effective date of the Registration Statement;

                  (xviii) cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee and the Holders of Notes to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use their reasonable best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner; and

                  (xix) provide promptly to each Holder upon request each document, if any, filed with the Commission pursuant to the requirements of Section 13 or Section 15 of the Exchange Act.

         (d) Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof, such Holder will keep such notice confidential and forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by
Section 6(c)(xiv) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(c)(iii)(D) hereof to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xiv) hereof or shall have received the Advice.

                                   SECTION 7.
                              REGISTRATION EXPENSES

         (a) All expenses incident to the Company's or the Guarantors' performance of or compliance with this Agreement will be borne by the Company and the Guarantors, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all

                      HORNBECK-LEEVAC MARINE SERVICES, INC.
                     10 5/8% SERIES A SENIOR NOTES DUE 2008
                         REGISTRATION RIGHTS AGREEMENT
registration and filing fees and expenses (including filings made by the Initial Purchasers or Holders with the NASD (and, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel that may be required by the rules and regulations of the NASD)); (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company and the Guarantors and, subject to Section 7(b) below, counsel for the Holders of Transfer Restricted Securities; (v) all application and filing fees in connection with listing Notes on a national securities exchange or automated quotation system, if any; and (vi) all fees and disbursements of independent public accountants of the Company and the Guarantors (including the expenses of any special audit and comfort letters required by or incident to such performance).

                  The Company and the Guarantors will, in any event, bear their internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company or any Guarantor. The Company shall not be responsible for any other expenses or costs, including but not limited to commissions, fees and discounts of underwriters, brokers, dealers and agents.

         (b) In connection with any Registration Statement required by this Agreement (excluding the Exchange Offer Registration Statement), the Company and the Guarantors will reimburse the Holders of Transfer Restricted Securities being tendered in the Exchange Offer and/or resold pursuant to the "Plan of Distribution" contained in the Exchange Offer Registration Statement or registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be Vinson & Elkins L.L.P. or such other counsel as may be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared.

                                   SECTION 8.
                                 INDEMNIFICATION

         (a) The Company and the Guarantors jointly and severally, agree to indemnify and hold harmless (i) each Holder, (ii) each Initial Purchaser, (iii) each person, if any, who controls any Holder or an Initial Purchaser within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (iii) the respective officers, directors, partners, employees, representatives and agents of any Holder or Initial Purchaser or any controlling person (any person referred to in clauses (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Holder"), to the fullest extent lawful, from and against any and all losses, liabilities, claims, damages and expenses whatsoever (including but not limited to reasonable attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or

                      HORNBECK-LEEVAC MARINE SERVICES, INC.
                     10 5/8% SERIES A SENIOR NOTES DUE 2008
                         REGISTRATION RIGHTS AGREEMENT
are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Guarantors will not be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the any of the Holders expressly for use therein. This indemnity agreement will be in addition to any liability that the Company and the Guarantors may otherwise have, including under this Agreement.

         (b) Each Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless the Company, each of the Guarantors and each person, if any, who controls the Company or any Guarantor within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and each of their respective officers, directors, employers, partners, representatives and agents to the same extent as the foregoing indemnity from the Company and the Guarantors to each of the Indemnified Holders, but only with respect to information relating to such Holder furnished in writing by such Holder for use in any Registration Statement, or in any amendment thereof or supplement thereto; provided, however, that in no case shall any selling Holder be liable or responsible for any amount in excess of proceeds received by such Holder upon the sale of the Notes giving rise to such indemnification obligation. This indemnity will be in addition to any liability that the Holders may otherwise have, including under this Agreement.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability that it may have under this Section 8 or otherwise except to the extent that it has been prejudiced in any material respect by such failure). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume and control the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it that are different from or additional to those available to one or all of the

                      HORNBECK-LEEVAC MARINE SERVICES, INC.
                     10 5/8% SERIES A SENIOR NOTES DUE 2008
                         REGISTRATION RIGHTS AGREEMENT
indemnifying parties (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of counsel shall be borne by the indemnifying parties; provided, however, that the indemnifying party under subsection (a) or (b) above shall only be liable for the legal expenses of one counsel (in addition to any local counsel) for all indemnified parties. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its prior written consent; provided that such consent was not unreasonably withheld.

                                   SECTION 9.
                                  CONTRIBUTION

         In order to provide for contribution in circumstances in which the indemnification provided for in Section 8 is for any reason held to be unavailable or is insufficient to hold harmless a party indemnified thereunder, the Company and the Guarantors, on the one hand, and the Holders, on the other hand, shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company and the Guarantors any contribution received by the Company and the Guarantors from Persons, other than a Holder, who may also be liable for contribution, including persons who control the Company and the Guarantors within the meaning of Section 15 of the Act or
Section 20(a) of the Exchange Act) to which the Company, the Guarantors or any Holder may be subject, (i) in such proportion as is appropriate to reflect the relative fault of the Company and the Guarantors, on one hand, and each Holder, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative fault referred to in clause (i) above but also other relevant equitable considerations. The relative fault of the Company and the Guarantors, on one hand, and of each Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Guarantors or such Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantors and each Holder of Transfer Restricted Securities agree that it would not be just and equitable if contributions pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this Section 9, (i) in no case shall any Holder be required to contribute any amount in excess of the amount by which the proceeds received by such Holder upon the sale of the Transfer Restricted Securities giving rise to such obligation exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For

                      HORNBECK-LEEVAC MARINE SERVICES, INC.
                     10 5/8% SERIES A SENIOR NOTES DUE 2008
                         REGISTRATION RIGHTS AGREEMENT
purposes of this Section 9, (A) each Person, if any, who controls any of the Holders within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (B) the respective officers, directors, partners, employees, representatives and agents of such Holder or any controlling Person shall have the same rights to contribution as the Holders, and each Person, if any, who controls the Company or any Guarantor within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as the Company and the Guarantors, subject in each case to clauses
(i) and (ii) of this Section 9. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 9, notify such party or parties from whom contribution may be sought, but the failure to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this
Section 9 or otherwise, except to the extent it or they have been prejudiced in any material respect by such failure. No party shall be liable for contribution with respect to any action or claim settled without its prior written consent, provided that such written consent was not unreasonably withheld.

                                   SECTION 10.
                                    RULE 144A

         The Company and the Guarantors hereby agree with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available, upon request, to any Holder of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

                                   SECTION 11.
                   PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

         No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

                                   SECTION 12.
                            SELECTION OF UNDERWRITERS

         The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Company; provided, however, that such investment bankers and managers must be reasonably satisfactory

                      HORNBECK-LEEVAC MARINE SERVICES, INC.
                     10 5/8% SERIES A SENIOR NOTES DUE 2008
                         REGISTRATION RIGHTS AGREEMENT
to the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in such offering.

                                   SECTION 13.
                                  MISCELLANEOUS

         (a) No Inconsistent Agreements. The Company and the Guarantors shall not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's or any Guarantor's securities under any agreement in effect on the date hereof.

         (b) [ Intentionally omitted. ]

         (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities; provided, however, that the Company may amend this Agreement to include or exclude a Guarantor as a party hereto in the event that, pursuant to the terms of the Indenture, such Guarantor is required to provide a Subsidiary Guarantee for the Notes or is released from such obligation. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities being tendered.

         (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telecopier, or air courier guaranteeing overnight delivery:

                  (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

                  (ii) if to the Company or any Guarantor:

                                    HORNBECK-LEEVAC Marine Services, Inc.
                                    414 N. Causeway Boulevard
                                    Mandeville, Louisiana  70448
                                    Telecopier No.:  (504) 727-2006
                                    Attention:  Chief Financial Officer

                      HORNBECK-LEEVAC MARINE SERVICES, INC.
                     10 5/8% SERIES A SENIOR NOTES DUE 2008
                         REGISTRATION RIGHTS AGREEMENT
                           with a copy to:

                                    R. Clyde Parker, Jr.
                                    Winstead Sechrest & Minick
                                    10077 Grogan's Mill Road, Suite 475
                                    The Woodlands, Texas  77380
                                    Telecopier No.:  (281) 363-0660

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

         Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

         (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, the successors and assigns of subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder.

         (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                           [Signature pages to follow]

                      HORNBECK-LEEVAC MARINE SERVICES, INC.
                     10 5/8% SERIES A SENIOR NOTES DUE 2008
                         REGISTRATION RIGHTS AGREEMENT

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                       HORNBECK-LEEVAC MARINE SERVICES, INC.


                       By:  /s/ JAMES O. HARP, JR.
                           ---------------------------------------------------
                             James O. Harp, Jr.
                             Vice President and Chief Financial Officer


                       LEEVAC MARINE, INC.


                       By:  /s/ JAMES O. HARP, JR.
                           ---------------------------------------------------
                             James O. Harp, Jr.
                             Vice President and Chief Financial Officer



                       HORNBECK OFFSHORE SERVICES, INC.


                       By:  /s/ JAMES O. HARP, JR.
                           ---------------------------------------------------
                             James O. Harp, Jr.
                             Vice President and Chief Financial Officer



                       ENERGY SERVICES PUERTO RICO, INC.


                       By:  /s/ JAMES O. HARP, JR.
                           ---------------------------------------------------
                             James O. Harp, Jr.
                             Vice President and Chief Financial Officer



                       HORNBECK-LEEVAC MARINE OPERATORS, INC.


                       By:  /s/ JAMES O. HARP, JR.
                           ---------------------------------------------------
                             James O. Harp, Jr.
                             Vice President and Chief Financial Officer

                      HORNBECK-LEEVAC MARINE SERVICES, INC.
                     10 5/8% SERIES A SENIOR NOTES DUE 2008
                         REGISTRATION RIGHTS AGREEMENT

Accepted and agreed to as of the date first above written:

RBC DOMINION SECURITIES CORPORATION
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:      RBC DOMINION SECURITIES CORPORATION


By:  /s/ SHAUVIK KUNDAGRAMI
    -------------------------------------------------
         Shauvik Kundagrami
         Managing Director








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                      HORNBECK-LEEVAC MARINE SERVICES, INC.
                     10 5/8% SERIES A SENIOR NOTES DUE 2008
                         REGISTRATION RIGHTS AGREEMENT